SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND


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                       NOTICE: YOUR VOTE IS NEEDED

                     SPECIAL MEETING OF STOCKHOLDERS
                 ADJOURNED UNTIL FRIDAY JANUARY 12, 2001
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                                                               December 28, 2000

Dear Shareholder:

We are writing to inform you that the Special Meetings of Shareholders of Penn Capital Financial Services Fund were held on Monday, December 11, 2000. However, the fund listed above did not receive a sufficient number of votes to approve or disapprove the proposed items at the meeting. Therefore, this meeting has been adjourned to Friday, January 12, 2001. As of now, our records still indicate that we have not received voting instructions from you. Your vote is very important to the outcome of the Meeting. Without a sufficient number of votes, this meeting may have to adjourn again. To avoid any possible adjournments, please take some time and vote your shares using one of the following options:

For your convenience, we have established three easy methods by which to register your vote:

              1.  By Phone:                 To vote by touch-tone phone, simply
                                            call 1-800-690-6903, and follow the
                                            simple instructions.

              2.  By Internet:              Go to www.proxyvote.com and enter
                                            the 12-digit control number found
                                            on your proxy card.

              3.  By Mail:                  Complete the enclosed proxy
                                            card and  return it in the  enclosed
                                            postage-paid    envelope.     Please
                                            utilize  this option only if methods
                                            one or two are not available,  since
                                            there is no guarantee that your vote
                                            will be  received  in  time  for the
                                            Meeting.

If  you  have  any  questions   regarding  the  meeting   agenda,   please  call
1-(800)-224-6312 to speak with a client services representative.

Thank you for your prompt attention.